Exhibit 99.1

Avalara Acquires Transaction Tax Resources, Inc., Enhancing Its Enterprise Capabilities and Creating the Leading

Content Database for Tax

SEATTLE – October 5, 2020 – Avalara, Inc. (NYSE: AVLR), a leading provider of tax compliance automation for businesses of all sizes, today announced that it has acquired Transaction Tax Resources, Inc. (TTR) for approximately $377 million in cash. TTR, known as the tax answer company, primarily serves enterprise businesses and their internal tax teams, offering U.S. sales and use tax rates, laws, software, and customer support required for the biggest and most complex companies.

Avalara and TTR bring together leading tax technology with trusted tax content, extending Avalara’s current products, adding new capabilities, and reaching new segments. TTR’s team, with its culture, training, and experience serving enterprise businesses, will add enterprise capabilities across Avalara’s content, product, sales, and customer support. TTR brings Avalara more than 1,400 customers, including blue chip customers that represent more than 30% of the Fortune 500, the largest or second largest company in each of 40 industries, 9 of the top 10 healthcare companies, 8 of the top 10 telecommunications companies and 5 of the top 10 IT services firms. TTR will operate as a subsidiary of Avalara, continuing to serve its customers with trusted solutions while integrating key products into Avalara’s automation tools.

As companies of all sizes continue to introduce, accelerate, or mature their digital strategies, with the addition of TTR, Avalara will build an enterprise-ready tax automation suite. The combination of Avalara’s powerful technology platform with TTR’s enterprise expertise, service, and go-to-market capabilities will reach new customer segments but also flow richer information and value into content and data that reach all Avalara customers.

To best serve businesses of all sizes, Avalara and TTR have the opportunity to create industry-leading solutions in three key areas:

1.

Indirect Tax Content: With TTR, Avalara will now have the opportunity to build the most robust compliance content library available through a cloud-based, integrated automation platform. Since its founding TTR has focused almost exclusively on tax content and as a result has amassed an enviable database of content that complements, expands, and enriches Avalara’s existing database. It adds to some of Avalara’s most important vertical markets such as retail, telecommunications, food and grocery, and manufacturing, and contributes new categories including automobile, construction, and financial services.

2.

Content Subscriptions: TTR’s core business is a subscription service for tax professionals in mid- and large-sized businesses to determine and validate tax decisions and avoid costly mistakes. The content required for subscription services of this kind extends Avalara’s existing database to now include detailed research and documentation. For the first time, Avalara will have a subscription product for its customers to validate, manage, and action tax content to support their business.

3.

Certificate Management: Avalara and TTR manage two leading tax document management platforms, Avalara’s CertCapture and TTR’s Exemption Certificate Management System (ECMS). Avalara intends to combine the two offerings to create an industry-leading product family to support any business size.

“Avalara works every day to improve and expand our compliance content for businesses of all sizes,” said Scott McFarlane, co-founder and CEO of Avalara. “I have long admired the TTR team and I am excited to have them join Avalara. As our teams work to integrate and execute, we believe the exchange of expertise, information, and technologies between the two companies will improve our products, grow our business, and continue to pioneer tax technology services in our field. As more businesses move to rely on digital infrastructure, we believe our technologies will change how tax teams think about cloud-based tax automation to support their business decision-making and growth.”

“Avalara and TTR have a shared vision of alleviating the burden of tax compliance on businesses,” said Shon Holyfield, founder and CEO of Transaction Tax Resources, Inc. “I work alongside the brightest minds in tax every day – on our team and with our customers. With Avalara, we have a partner that is committed to expanding the reach of our expertise for the benefit of tax and finance teams across all business sizes and verticals.”

Aggregating and providing the most up-to-date, comprehensive tax content has been core to Avalara’s mission and growth strategy since its founding. Last year, Avalara acquired Indix AI technology to aggregate, maintain, and deliver global product and tax information. With the acquisition of TTR, Avalara furthers its pioneering vision of being part of every transaction in the world through superior content deployed through advanced technologies.

Transaction Highlights

Avalara acquired TTR for approximately $377 million in cash for 100% of the equity of Transaction Tax Resources, Inc. with a portion held back for a 2-year performance-based earnout and to satisfy potential future indemnity claims.

Avalara estimates that on a standalone full-year basis TTR would produce approximately $20 million in 2020 GAAP revenue and be break-even on GAAP operating income.

Financial Impact

Details regarding the anticipated financial impact of the acquisition, including an expected deferred revenue write-down, will be provided on our fiscal third quarter 2020 financial results conference call on November 5, 2020.

Conference Call Information

Avalara will host a conference call today, October 5, 2020, including an accompanying slide presentation, to discuss the acquisition, at 2:00 p.m. PT (5:00 p.m. ET). A live webcast of the conference call, as well as a replay of the call and the presentation, will be available at https://investor.avalara.com. The conference call can also be accessed by dialing (866) 393-4306, or (734) 385-2616 (outside the U.S. and Canada). The conference ID is 5999982. A telephone replay of the conference call will be available until 8:59 p.m. Pacific Time on Monday, October 12, 2020. The telephone replay will be available by dialing (855) 859-2056 or (404) 537-3406 outside the U.S. and Canada with conference ID 5999982.

About Avalara, Inc.

Avalara helps businesses of all sizes get tax compliance right. In partnership with leading ERP, accounting, ecommerce, and other financial management system providers, Avalara delivers cloud-based compliance solutions for various transaction taxes, including sales and use, VAT, GST, excise, communications, lodging, and other indirect tax types.

Headquartered in Seattle, Avalara has offices across the U.S. and around the world in Brazil, Europe, and India. More information at www.avalara.com.

About Transaction Tax Resources, Inc.

Headquartered in McMinnville, OR, TTR, the Tax Answer company, is a leading provider of research, consulting, and tax automation tools as well as direct access to tax experts. With more than 1,400 customers, TTR has become a “best practice” in the area of sales, use, and transaction tax. TTR also provides software solutions for companies and governments. TTR’s Exemption Certificate Management System (ECMS) and proprietary nationwide GIS Tax Rate System allow businesses and governments to Get Tax Right.

Forward Looking Statements

This press release and the slide presentation accompanying today’s conference call contain forward-looking statements including, among others, statements about the financial outlook for TTR for the full year 2020 and expected growth opportunities and synergies arising from the acquisition. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to successfully integrate TTR into our business; our ability to sustain our revenue growth rate, to achieve or maintain profitability, and to effectively manage our anticipated growth; and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Form 10-Q, and which should be read in conjunction with our financial results and forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Investor Contact

Jennifer Gianola

Avalara

jennifer.gianola@avalara.com

650-499-9837

Media Contact

Tommy Morgan

Avalara

media@avalara.com

540-448-7551

Source: Avalara, Inc.

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